SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2012

PRISTINE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-166487	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

9595 Wilshire Blvd., Suite 900 Beverly Hills, California 90212
(Address of principal executive offices)

786-514-6512
(Registrant’s Telephone Number)

Stettin Albert Town, Trelawny, Jamaica

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS.

Effective August 22, 2012, Christine Buchanan-McKenzie resigned from all positions with the Company, including, but not limited to that of Chief Financial Officer, Secretary, Treasurer, principal financial officer, principal accounting officer and a member of the Board of Directors.  The resignation did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective August 22, 2012 Michael Borkowski was appointed as President, principal executive officer, Chief Financial Officer, Secretary, Treasurer, principal financial officer, principal accounting officer and a member of the Board of Directors of the Company.

The biography for Mr. Borkowski is set forth below:

Since June 2008, Mr. Borkowski has been working with Huntingon Chase, Ltd assisting it’s Merchant Banking activities with multiple companies including Ecologic Transportation, a 100% Environmentally Friendly Transportation Company, Montecito Bio Science, a Biotech Company, and Audio Eye, an internet and mobile technology company. Mr. Borkowski played a key role in identifying potential transactions, introducing key relationships, assisting the companies in their transition from private to public sector, restructuring of their corporate structure, and successfully completing their private placements.

In addition, from time to time Mr. Borkowski works on a consultant basis with Dubai based Rasia Group. Rasia is an exclusive investment firm that engages in both direct principal investment strategies and highly confidential investment representation for prominent sovereign and sovereign affiliated funds and families.  Rasia originates and executes proprietary and “off market” deals for it’s own account and for it’s portfolio companies with an emphasis on high value resources, strategic infrastructure, and defense.

Prior to working with Huntington Chase Ltd, Mr. Borkowski spent two years working for Kingsdale Capital International. Mr. Borkowski was focused on business development for Kingsdale. He was focused on identifying and analyzing new opportunities and investment, as well as on mergers and acquisitions activities. In addition, Mr. Borkowski  was raising capital for existing projects and helping Kingsdale Capital successfully see through each investment.

Mr. Borkowski was a highly accomplished professional race car driver who has parlayed his successful career in sports into his own business success.  Throughout his fourteen year motorsports career, in addition to the mental and physical preparation it took to compete on a top professional sports level, Mr. Borkowski gained experience in contract negotiation, marketing and promotions, team management, budget and resource utilization, and client hospitality.   Mr. Borkowski’s motorsports achievements include winning several professional national championships and competing at multiple of the highest divisions, including winning the world famous 12-Hours of Sebring.

Mr. Borkowski was also a partner in Associated Properties, LLC with real estate holdings in Florida, Ohio, and Arizona. Mr. Borkowski graduated Cum Laude from the Taft School and then graduated with honors from Cornell University.

We have no arrangements or agreements with Mr. Borkowski relating to compensation as an officer or director.

Involvement in Certain Legal Proceedings

During the past ten years, Mr. Borkowski has not been the subject of the following events:

1.

A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;

i)

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an  associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or

	ii)	Engaging in any type of business practice; or

	iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.

The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3(i) in the preceding paragraph or to be associated with persons engaged in any such activity;

5.

Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.

Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

	i)	Any Federal or State securities or commodities law or regulation; or

ii)

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

iii)

Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

8.

Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRISTINE SOLUTIONS, INC.

Dated: August 24, 2012	By:	/s/ Michael Borkowski
Michael Borkowski
Chief Executive Officer